EXHIBIT 99.7

     The following pro forma statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 of DynaGen, Inc., Able Laboratories Inc. and Superior Pharmaceutical Company are based upon historical financial data of the aforementioned companies as if the acquisitions of Able and Superior occurred at the beginning of each period presented. These pro forma statements of operations are not necessarily indicative of expected results for any future interim period or for a full fiscal year.

                                                    DYNAGEN, INC.
                                          PRO FORMA STATEMENT OF OPERATIONS
                                                     (UNAUDITED)
                                             YEAR ENDED DECEMBER 31, 1996

                                               DynaGen         Able         Superior
                                            ------------------------------------------
REVENUES:
   Product sales, net                          $249,671     $2,268,111    $32,221,784
   Fees and royalties                            61,441
                                            ------------------------------------------
            TOTAL REVENUES                      311,112      2,268,111     32,221,784
                                            ------------------------------------------

COSTS AND EXPENSES:
   Cost of sales                                102,099      2,578,062     24,849,369
   Research and development                   3,173,776
   Selling, general and administrative        3,942,765      1,606,486      3,960,296
                                            ------------------------------------------
            TOTAL COSTS AND EXPENSES          7,218,640      4,184,548     28,809,665
                                            ------------------------------------------

            Operating income (loss)          (6,907,528)    (1,916,437)     3,412,119

OTHER INCOME(EXPENSE):
   Other income                                 413,844            138         40,586
   Interest expense                            (257,320)          (458)      (382,658)
   State income taxes
                                            ------------------------------------------
                                                156,524           (320)      (342,072)
                                            ------------------------------------------

            Net income (loss)               ($6,751,004)   ($1,916,757)    $3,070,047
                                            ==========================================


                                                                                Proforma
                                                        Adjustments             Combined
                                            -----------------------------------------------
REVENUES:
   Product sales, net                                                          $34,739,566
   Fees and royalties                                                               61,441
                                            -----------------------------------------------
            TOTAL REVENUES                           0                0         34,801,007
                                            -----------------------------------------------

COSTS AND EXPENSES:
   Cost of sales                                                                27,529,530
   Research and development                                                      3,173,776
   Selling, general and administrative  (A)    952,970                          10,462,517
                                           ------------------------------------------------
            TOTAL COSTS AND EXPENSES           952,970                0         41,165,823
                                           ------------------------------------------------

            Operating income (loss)           (952,970)               0         (6,364,816)

OTHER INCOME(EXPENSE):
   Other income                         (B)    (35,000)                            419,568
   Interest expense                   (C&D) (1,206,036)         144,000         (1,702,472)
   State income taxes                   (E)   (300,000)                           (300,000)
                                           ------------------------------------------------
                                            (1,541,036)         144,000         (1,582,904)
                                           ------------------------------------------------

            Net income (loss)              ($2,494,006)        $144,000        ($7,947,720)
                                           ================================================

                                                                                  Proforma
                                                               As reported        Combined
                                                              -----------------------------

                      Net loss per share                           ($0.27)           ($0.26)
                                                              =============================

                      Weighted average shares outstanding      27,740,155        30,616,155
                                                              =============================



(1) The Superior and Able acquisitions are accounted for under the purchase method of accounting.

(2) There are no provisions for federal income taxes due to DynaGen net operating loss carryforwards available to offset Superior net income. A state income tax provision is provided for at statutory rates.

(3) Adjustments to the pro forma statement of operations for the year ended December 31, 1996 have been made to reflect:
           (A) Recognition of goodwill amortization resulting from the purchase of Superior.
           (B) Loss of interest income at 5% on $700,000 used to purchase Able Laboratories.
           (C) Interest   expense   associated  with  certain  debt  and  other
               obligations issued in connection with the Superior acquisition.
           (D) Reduction in interest expense of Superior resulting from DynaGen capital contribution of $1,750,000.
           (E) State income taxes for Superior at statutory rates.

(4) Net loss per share is calculated based upon the weighted average number of shares outstanding during the period presented. The effect of all common stock equivalents has been excluded from the calculation since its inclusion would be anti-dilutive.

                                                      DYNAGEN, INC.
                                             PRO FORMA STATEMENT OF OPERATIONS
                                                       (UNAUDITED)
                                              SIX MONTHS ENDED JUNE 30, 1997

                                             DynaGen       Able       Superior
                                        -----------------------------------------
REVENUES:
  Product sales, net                        $42,514      $893,436    $12,960,819
  Fees and royalties                         50,658
                                        -----------------------------------------
           TOTAL REVENUES                    93,172       893,436     12,960,819
                                        -----------------------------------------

COSTS AND EXPENSES:
  Cost of sales                              19,529     2,024,333     10,230,865
  Research and development                1,468,887       177,792
  Selling, general and administrative     1,730,630       432,947      1,959,150
                                        -----------------------------------------
           TOTAL COSTS AND EXPENSES       3,219,046     2,635,072     12,190,015
                                        -----------------------------------------

           Operating income (loss)       (3,125,874)   (1,741,636)       770,804

OTHER INCOME(EXPENSE):
  Other income                              109,035
  Interest expense                         (116,238)                    (231,574)
  State income taxes
                                        -----------------------------------------
                                             (7,203)                    (231,574)
                                        -----------------------------------------

           Net income (loss)            ($3,133,077)  ($1,741,636)      $539,230
                                        =========================================

                                                                         Proforma
                                                 Adjustments             Combined
                                          ---------------------------------------------
REVENUES:
  Product sales, net                                                       $13,896,769
  Fees and royalties                                                            50,658
                                          ---------------------------------------------
           TOTAL REVENUES                           0              0        13,947,427
                                          ---------------------------------------------

COSTS AND EXPENSES:
  Cost of sales                                                             12,274,727
  Research and development                                                   1,646,679
  Selling, general and administrative  (A)    436,778                        4,559,505
                                          ---------------------------------------------
           TOTAL COSTS AND EXPENSES           436,778              0        18,480,911
                                          ---------------------------------------------

           Operating income (loss)           (436,778)             0        (4,533,484)

OTHER INCOME(EXPENSE):
  Other income                                                                 109,035
  Interest expense                   (B&C)   (674,654)        72,000          (950,466)
  State income taxes                   (D)    (72,000)                         (72,000)
                                          ---------------------------------------------
                                             (746,654)        72,000          (913,431)
                                          ---------------------------------------------

           Net income (loss)              ($1,183,432)       $72,000       ($5,446,915)
                                          =============================================

                                                                               Proforma
                                                            As reported        Combined
                                                            ---------------------------

                Net loss per share                              ($0.16)         ($0.16)
                                                            ===========================

                Weighted average shares outstanding         30,195,712      33,757,407
                                                            ===========================




(1) The Superior and Able acquisitions are accounted for under the purchase method of accounting.

(2) There are no provisions for federal income taxes due to DynaGen net operating loss carryforwards available to offset Superior net income. A state income tax provision is provided for at statutory rates.

(3) Adjustments to the pro forma statement of operations for the six months ended June 30, 1997 have been made to reflect:
           (A) Recognition of goodwill amortization resulting from the purchase of Superior.
           (B) Interest expense associated with certain debt and other obligations issued in connection with the Superior acquisition.
           (C) Reduction in interest expense of Superior resulting from DynaGen capital contribution of $1,750,000.
           (D) State income taxes for Superior at statutory rates.

(4) Net loss per share is calculated based upon the weighted average number of shares outstanding during the period presented. The effect of all common stock equivalents has been excluded from the calculation since its inclusion would be anti-dilutive.